Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
INTANGIBLE ASSETS, NET [Abstract]
2020	$ 7,042
2021	3,414
2022	515
2023	300
2024	99
Thereafter	67
Total expected amortization expense	$ 11,437	$ 24,071